Fair Value Measurements	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
NOTE 6 – Fair Value Measurements

Fair value of financial instruments:

The estimated fair value of financial instruments has been determined by the Company using available market information and valuation methodologies. Considerable judgment is required in estimating fair values. Accordingly, the estimates may not be indicative of the amounts the Company could realize in a current market exchange.

The carrying amounts of cash and cash equivalents, short-term investments, receivable from related party, restricted cash and accounts payable approximate their fair value due to the short-term maturity of such instruments.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820, “Fair Value Measurements and Disclosures” establishes a three-tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 -           quoted prices in active markets for identical assets or liabilities;

Level 2 -          inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; or

Level 3 -           unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

	December 31, 2016		December 31, 2015
	Carrying	Fair	Carrying	Fair	Fair
	Amount	Value	Amount	Value	Value
	$	$	$	$	Levels
Liability related to RPC options	7,627,970	7,627,970	15,711,017	15,711,017	3
Liability related to warrants	34,838	34,838	685,141	685,141	3

In accordance with ASC No. 820, the Company measures its liabilities related to options and warrants on a recurring basis at fair value. The liabilities related to options and warrants are classified within Level 3 value hierarchy because the liabilities are based on present value calculations and external valuation models whose inputs include market interest rates, estimated operational capitalization rates, volatilities and illiquidity. Unobservable inputs used in these models are significant.

Upon completion of the Acquisition, the Company assumed certain warrants that were issued in connection with several private placements by Celsus and certain investors where it sold Ordinary Shares and warrants. Some of the issued warrants contain non-standard anti-dilution terms and accordingly are recorded as liabilities.

	December 31, 2016		December 31, 2015
	Carrying	Fair	Carrying	Fair	Fair
	Amount	Value	Amount	Value	Value
	$	$	$	$	Levels	Reference

Cash and cash equivalents	34,098,812	34,098,812	68,919,995	68,919,995	1	Note 2
Short-term investment	10,021,963	10,021,963	-	-	1	Note 2
Restricted cash	142,168	142,168	142,079	142,079	1	Note 2
Accounts payable	2,214,313	2,214,313	4,320,588	4,320,588	1	-
Liability related to options and warrants	7,662,808	7,662,808	16,396,158	16,396,158	3	Note 6

On September 18, 2015, the Acquisition date, warrants to purchase 5,617,977 ordinary shares had full ratchet anti-dilution protection (which would be triggered by a share or warrant issuance at less than $0.1958 price share or exercise price per share). The issuance of ordinary shares in connection with the Financing (see Note 1) triggered the full ratchet anti-dilution protection resulting in an additional 188,303 ordinary shares issuable upon exercise of such warrants for a total of 5,806,280 and reducing the exercise price to $0.18945. As of December 31, 2016, the fair value of the warrants was $34,838. The net change in fair value of $650,303 was recognized as change in fair value of option and warrant liabilities in the Company’s Combined Consolidated Statement of Comprehensive Loss. The warrants expire on April 4, 2017.

The Company accounts for the liability warrants issued in accordance with ASC 815, “Derivatives and Hedging” as a freestanding liability instrument that is measured at fair value at each reporting date, based on its fair value, with changes in the fair values being recognized in the Company’s Combined and Consolidated Statements of Comprehensive Loss as a change in fair value of option/warrant liabilities.

The fair value of warrants granted was measured using the Binomial method of valuation. Fair values were estimated using the following assumptions for the warrants:

	December 31,
	2016	2015
Expected dividend yield	0%	0%
Expected volatility	73.39%	233.0%
Risk-free interest	0.51%	0.75%
Expected life	0.26 years	1.26 years

In June 2015, the Company raised short-term working capital in the form of loans from shareholders of approximately $3 million with the loans carrying with it, options in RPC, equivalent to 15% of the current outstanding equity issued by RPC. RPC is a private company that is a majority shareholder of the Company. The RPC options were accounted for in accordance with ASC 718, “Compensation – Stock Compensation”. The fair value of the RPC options is estimated using the fair value of Akari Ordinary Shares times RPC’s ownership in Akari Ordinary Shares times 15% and was initially valued at approximately $26 million. These options do not relate to the share capital of Akari. The exact terms of these options have not been finalized. In September 2015, the Company recorded a liability to share options for $26 million, allocated $3 million as a loan discount and recorded interest expense over the estimated term of the loan amounting to $3 million recognized in the Combined and Consolidated Statements of Comprehensive Loss as a credit to the loan discount. The remaining $23 million was recorded as a non-cash financing expense in the Combined and Consolidated Statements of Comprehensive Loss during the quarter-ended September 30, 2015.

As of December 31, 2016, the fair value of the RPC options was $7,627,970. The fair value of the RPC options for the year ended December 31, 2016 decreased by $8,083,047 and the change was recognized as change in fair value of option/warrant liabilities in the Combined and Consolidated Statements of Comprehensive Loss. As of December 31, 2015, the fair value of the RPC options was $15,711,017. The Company accounts for the RPC options as a liability in accordance with ASC 815-40-25, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” and ASC 815-40-15, “Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock.”

The Company’s financial assets and liabilities measured at fair value on a recurring basis, consisted of the following instruments as of the following dates:

	December 31,	December 31,
	2016	2015
	Fair value measurements
	using input type
	Level 3

Warrants	$34,838	$685,141
RPC options	7,627,970	15,711,017
Liabilities related to stock options and warrants	$7,662,808	$16,396,158

Fair value measurements using significant unobservable inputs (Level 3):

Fair value of
liabilities related
to stock options
and warrants
Balance at December 31, 2014	$-

Balance at September 18, 2015 (Acquisition)	1,800,154

Changes in values of liabilities related to options and warrants	(11,408,231)

Value of liability related to options - transfer in	26,004,235

Balance at December 31, 2015	16,396,158

Changes in values of liabilities related to options and warrants	(8,733,350)

Balance at December 31, 2016	$7,662,808